Exhibit 99.1

Final
Press Release

Source: Federal Services Acquisition Corporation

Company Contact:
Joel R. Jacks
Chairman and Chief Executive Officer
Federal Services Acquisition Corporation
(646) 403-9765

Investor Relations Contact:
Laura Kowalcyk
Investor Relations
CJP Communications for Federal Services Acquisition Corporation
(212) 279-3115 ext. 209
laura@cjpcom.com

Federal Services Acquisition Corporation Announces Meeting and Record Dates for Special Meeting of
Stockholders and Extension of Stock Purchase Agreement

NEW YORK, December 4, 2006 — Federal Services Acquisition Corporation (“Federal Services”) (OTCBB: FDSA, FDSAU, FDSAW), a Special Purpose Acquisition Company formed to acquire an operating business in the federal services and defense industries, today announced that its Board of Directors has set January 11, 2007 as the date of the Special Meeting of Stockholders at which stockholders will vote on, among other proposals, Federal Services’ previously announced proposed acquisition of Advanced Technology Systems, Inc. (“ATS”) of McLean, VA.   The meeting will be held at 10:00 am at the offices of ATS.  Federal Services’ Board also fixed the close of business on December 11, 2006 as the record date for holders of shares of the Company’s common stock to vote at the special meeting.

Federal Services also announced that the Company and the shareholders of ATS have amended the stock purchase agreement to extend, from November 30, 2006 to January 15, 2007, the date after which the ATS shareholders may terminate the agreement if the acquisition has not closed.

ABOUT ATS

ATS, headquartered in McLean, Virginia, is a leading provider of systems integration and application development, IT infrastructure management and strategic IT consulting services to U.S. federal government agencies. Since its founding in 1978, ATS has been recognized for its custom software development and software integration capabilities and its deep domain expertise in federal government financial, human resource and data management systems.

ATS is currently executing on over 140 contracts for multiple civilian and defense agencies including: The Department of Homeland Security; The Office of the Secretary of Defense; Defense Logistics Agency; The U.S. Air Force; The Department of Housing and Urban Development; and Pension Benefit Guarantee Corporation. The majority of ATS’ contractual relationships are long-term in nature, and many of its customer relationships have been in place for over a decade. ATS derived approximately 90% of its total revenue in fiscal 2005 from contracts with the U.S. government and government-sponsored enterprises.  The majority of its work is performed under time and material (T&M) and fixed price contracts.

Over the past 28 years, ATS has built and implemented over 100 mission-critical systems for clients. This large installed base of work provides continuous opportunities for maintenance and upgrades, and positions ATS to address legacy software and systems issues and perform complex migration projects as clients move to next generation technologies. With over 600 employees possessing diverse, hard-to-replicate technical skills, institutional knowledge and insight accumulated over nearly three decades, ATS competes effectively for prime and sole source service contracts and has succeeded in recent years in expanding its reach and presence in the federal services market.

ATS’ financial management software expertise assists clients preparing for the government’s increased financial accountability standards. ATS’ data management systems expertise allows clients to increase efficiency with better human resource and case management tracking capabilities, while also allowing them to organize and track information easily. Additionally, ATS’ IT outsourcing capabilities provide ATS with an opportunity to develop long-term value added partnerships with clients that allow end-users and government agencies to focus on core mission priorities, while reducing expenditures on systems management.

In addition, ATS leverages its IT services, management consulting, and software and systems development solutions expertise into financial institutions, insurance companies and government sponsored enterprises through a wholly-owned subsidiary, Appix, Inc. (“Appix”). Appix is one of the largest providers of outsourced professional services at Fannie Mae and currently serves many Fortune 500 financial services and insurance companies. Appix has experienced strong organic growth, which has been complemented by small strategic acquisitions.

Additional information about ATS may be found at http://www.atsva.com.

ABOUT FEDERAL SERVICES

Federal Services is a blank check company that was formed to acquire an operating business in the federal services and defense industries. Federal Services consummated its initial public offering on October 25, 2005, receiving net proceeds of approximately $119 million through the sale of 21,000,000 units of its securities at $6.00 per unit. The Board of Directors of Federal Services includes Dr. Edward H. Bersoff, the founder and former CEO of BTG, Inc., a federal services company that was sold to The Titan Corporation, and Joel R. Jacks and Peter M. Schulte, the co-founders of CM Equity Partners, a private equity firm that has completed several federal services acquisitions. Dr. Bersoff will become Chairman and Chief Executive Officer of Federal Services and ATS upon consummation of the transaction. Joel Jacks and Peter Schulte will remain board members of Federal Services following the closing, and will no longer hold executive management positions.

Additional information about Federal Services may be found at http://www.fedsac.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of Federal Services’ management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:

•                    Federal Services being a development stage company with no operating history;

•                    Federal Services’ dependence on key personnel, some of whom may not remain with Federal Services following a business combination;

•                    risks that the acquisition of ATS or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors;

•                    Federal Services personnel allocating their time to other businesses and potentially having conflicts of interest with our business;

•                    Federal Services potentially being unable to obtain additional financing to complete a business combination;

•                    the ownership of Federal Services’ securities being concentrated; and

•                    risks associated with the federal services sector in general and the defense and homeland security sectors in particular;

as well as other relevant risks detailed in Federal Services’ filings with the U.S. Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Federal Services does not assume any obligation to update the information contained in this press release.

ADDITIONAL INFORMATION

Stockholders of Federal Services are urged to read each preliminary proxy statement and, when available, its definitive proxy statement related to a special meeting of stockholders that will be held to vote on, among other proposals, its proposed acquisition of ATS.  Such proxy statements contain important information regarding ATS and the transaction. Copies of the proxy statements and other relevant documents filed by Federal Services, which contain information about Federal Services and ATS, are available when filed and without charge at the U.S. Securities and Exchange Commission’s Internet site (http://www.sec.gov). The definitive proxy statement, when available, may also be obtained from Federal Services without charge by directing a request to Federal Services Acquisition Corporation, 900 Third Avenue, 33rd Floor, New York, New York 10022-4775.

Federal Services and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition of ATS. Information regarding Federal Services’ directors and executive officers is available in its Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statements filed with the U.S. Securities and Exchange Commission.